UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017 (October 22, 2017)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 22, 2017, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its third quarter results of operations for the period ended September 30, 2017.  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 18, 2017, Anthony Tripodo and Helix’s Board of Directors (the “Board”) agreed that Mr. Tripodo would retire from Helix at December 31, 2017, thus resigning his position as Executive Vice President and Senior Advisor and from the Board, both effective December 31, 2017. Mr. Tripodo’s decision to resign was not the result of a disagreement with Helix or its operations, policies or practices. In connection with Mr. Tripodo’s retirement and his long-term service as an executive officer of Helix and on the Board (and previously, several of its committees), the Compensation Committee approved accelerating the vesting of Mr. Tripodo’s outstanding unvested restricted stock, consisting of a total of 191,613 shares of Helix’s common stock, upon Mr. Tripodo’s retirement at the end of 2017.

Item 7.01 Regulation FD Disclosure.

On October 22, 2017, Helix issued a press release announcing its third quarter results of operations for the period ended September 30, 2017.  In addition, on October 23, 2017, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein, are the press release and the slides for the Third Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials are also available beginning on October 22, 2017 under Investor Relations - Presentations in the For the Investor section of Helix’s website, www.HelixESG.com.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated October 22, 2017 reporting financial results for the third quarter of 2017.

99.2	Third Quarter 2017 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 23, 2017

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Erik Staffeldt
Erik Staffeldt
Senior Vice President and Chief Financial Officer